UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         October 1, 2007
                                                       (September 26, 2007)
                                                 -------------------------------

                          WORTHINGTON INDUSTRIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                         001-08399                31-1189815
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

  200 Old Wilson Bridge Road, Columbus, Ohio                        43085
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Results from 2007 Worthington Industries, Inc. Annual Meeting.

The following votes occurred at the 2007 Worthington Industries, Inc. (the "Company") Annual Meeting of Shareholders (the "2007 Annual Meeting") on September 26, 2007:

(a)  Election of Directors at 2007 Annual Meeting and Continuing Directors

At the 2007 Annual Meeting, each of John R. Kasich, John P. McConnell, and Mary Schiavo was re-elected as a director of the Company for a three-year term, expiring at the 2010 Annual Meeting of Shareholders, with each director receiving in excess of 99% of the votes cast.

The directors of the Company whose terms of office continue until the 2008 Annual Meeting of Shareholders are: John S. Christie, Michael J. Endres and Peter Karmanos, Jr.

The directors of the Company whose terms of office continue until the 2009 Annual Meeting of Shareholders are. John B. Blystone, William S. Dietrich, II, Carl A. Nelson, Jr. and Sidney A. Ribeau.

(b)  Ratification by Shareholders of Selection of KPMG LLP

At the 2007 Annual Meeting, the shareholders of the Company ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2008.

(c)  Failure of Motion Presented by Shareholders

At the 2007 Annual Meeting, the Office of the Comptroller of New York City, on behalf of the Board of Trustees of various New York City Pension Funds, presented a shareholder resolution for the adoption of a gender identity sexual orientation nondiscrimination policy, which failed, receiving less than 20% of the votes cast in the matter.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WORTHINGTON INDUSTRIES, INC.


Date: October 1, 2007                    By: /s/Dale T. Brinkman
                                             -----------------------------------
                                             Dale T. Brinkman, Vice President -
                                             Administration, General Counsel and
                                             Secretary

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